UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2005

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

           0-5680                                56-0506342
         ------------                         ----------------
     (Commission File No.)            (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
 ------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 - Entry into a Material Definitive Agreement

Burke Mills, Inc. (the "Company") has entered into an Accounts Receivable Inventory Financing Agreement (the "Financing Agreement") with The CIT Group/ Commercial Services, Inc. ("CIT"). In addition, the Company signed a Letter of Credit Agreement (the "LOC Agreement") with CIT. The effective date of the Agreements was to have been December 1, 2005. However, due to difficulties encountered by the Company in obtaining an Accord 28 form and other information from its property and casualty insurance carrier, satisfactory to CIT, the Company was informed by CIT that the Agreement was not signed by CIT until Friday, December 9, 2005. The Company had been informed by CIT representatives that none of the Agreements would be in effect until the proper documentation had been received by CIT from the Company's insurance carrier, and receipt of same did not occur until Friday, December 9, 2005.

Under the terms of the Financing Agreement, CIT may, in its sole discretion, advance up to $5,000,000.00 to the Company as follows: (a) revolving credit advances in the amounts up to 85 percent of the net amount of eligible accounts receivable; (b) revolving credit advances in amounts up to 60 percent of the value of eligible inventory. Advances against eligible inventory will not exceed the lesser of $2,000,000.00 and the advances made by CIT against accounts receivable. Further, CIT will not make advances against inventory until receiving and being satisfied with (a) unqualified financial statements of the Company as of the fiscal year ended December 31, 2005, (b) a business plan and forecasted financial statements for the fiscal year 2006, (c) a satisfactory examination of Burke's books and records, and no default having occurred.

With regard to the LOC Agreement, the Financing Agreement provides that CIT will assist the Company in opening letters of credit or guarantee the payment and performance of such letters of credit up to an aggregate face amount not exceeding $500,000.00 at any one time outstanding.

The Company has granted to CIT a security interest in its accounts receivable; monies, securities and other property held in transit to CIT; present and future deposits held by CIT; all rights of the Company in future accounts receivable; the Company's inventory; the Company's equipment (defined to be all machinery, equipment, rolling stock, furnishings and fixtures and all additions, substitutions or employments thereof); all proceeds and products of any defined collateral; and other customary definitions of collateral related to accounts receivable, inventory and equipment.

The Company is obligated to pay interest to CIT on the average of net balances owed monthly at one percent above the prime rate announced by JPMorgan Chase Bank in New York, NY. Interest is calculated on a 360 day year. In addition, the Company paid CIT a facility fee of $25, 000.00 on November 17, 2005 and will pay CIT $1,000.00 per month as a "collateral management fee."

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

Exhibits are attached as follows:


                                  Exhibit Table
                                  -------------

Exhibit No.                       Description
-----------                       -----------
10.1                              Accounts Receivable and Financing Agreement

10.2                              Letter of Credit Agreement


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 1, 2005                   BURKE MILLS, INC.

                                            By:/s/Thomas I Nail
                                            ------------------------------
                                            Thomas I. Nail
                                            President and COO

Exhibit 10.1


                                December 1, 2005


Burke Mills, Inc.
191 Sterling St., NW
P.O. Box 190 Valdese, NC 25690

              ACCOUNTS RECEIVABLE AND INVENTORY FINANCING AGREEMENT

Ladies and Gentlemen:

In consideration of our extending loans and other financial accommodations to you on one or more occasions, in our sole discretion in each instance, the following shall constitute the accounts receivable and inventory financing agreement (the "Agreement") between us.

                                 I. DEFINITIONS

1.1 All terms used herein and defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein.

1.2 "Accounts" shall mean and include all of your accounts created by or arising from your sales of goods or rendition of services (including, without limitation, all accounts arising from sales made or services rendered under any of your tradenames or styles, or through any of your divisions), instruments, documents, chattel paper (including electronic chattel paper), general intangibles (including, without limitation, all federal, state and local income tax refunds, payment intangibles and all other rights to payment), and all forms of obligations owing to you, whether secured or unsecured, all whether now existing or hereafter created or arising, and whether or not specifically assigned to us hereunder.

1.3 "Collateral" shall mean and include: (a) Accounts; (b) all of your present and future monies, securities and other property now or hereafter held or received by or in transit to us from or for your account, whether for safekeeping, pledge, custody, transmission, collection or otherwise; (c) all of your present and future deposits, balances, sums and credits in our possession or control, and all of your present and future claims against us; (d) all of your present and future liens, security interests, rights, remedies, title and interest in, to and in respect of all present and future Accounts and other Collateral, including, without limitation: (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit, credit insurance, supporting obligations, letter of credit rights or other types of credit enhancements, (ii) rights of stoppage in transit, rescission, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (iv) deposits by and property of Customers or other persons securing the Obligations of Customers; (e) all of your right, title and interest in, to and in respect of any and all other real or personal property in or upon which you have granted or may hereafter grant a security interest or lien to us in this Agreement or otherwise; (f) all of your books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, computer programs, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data (written, electronic or otherwise) relating to the Collateral or any Customer, together with the file cabinets or containers in which the foregoing are stored ("Records"); (g) Letter of Credit Collateral; (h) Inventory;

         (i) Equipment; and (j) all proceeds and products of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

1.4 "Customer" shall mean and include the account debtor with respect to any of the Accounts and/or the prospective purchaser or user of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with you, pursuant to which you are to deliver any personal property or perform any services.

1.5 "Eligible Accounts" shall mean such Accounts arising in the ordinary course of your business and which we, in our sole discretion, deem to be Eligible Accounts based on such considerations as we may from time to time deem appropriate, including that it is evidenced by an invoice or other documentation satisfactory to us. An Account shall not be deemed eligible in any event unless such Account is subject to our first priority perfected security interest and is not subject to any other lien or security interest. In addition, no Account shall be an Eligible Account if:

         (a) it arises out of a sale made by you to your affiliate or to a person controlled by you or your affiliate; or

         (b) it is due or unpaid more than sixty (60) days after the original invoice date; or

         (c) more than fifty percent (50%) of the Accounts owed by such Customer are not deemed to be Eligible Accounts hereunder; or

         (d) any representation, warranty or covenant contained in this Agreement with respect to such Account has, in our sole discretion, been breached; or

         (e) the Customer is also your creditor or supplier (unless prior to our acceptance, a no-offset letter has been received by and is, in our sole discretion, acceptable to us); or

         (f) the Customer shall [a] apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, [b] admit in writing its inability, or be generally unable, to pay its debts as they become due, [c] cease or materially decrease operation of its present business, [d] make a general assignment for the benefit of creditors, [e] commence a voluntary case under any State or Federal bankruptcy or insolvency law (as now or hereafter in effect), [f] be adjudicated a bankrupt or insolvent, [g] file a petition seeking to take advantage of any other law providing for the relief of debtors, [h[ acquiesce to, or fail to have dismissed, any petition which is filed against it in an involuntary case under any such bankruptcy or insolvency law, or [i] take any action for the purpose of effecting any of the foregoing; or

         (g) it arises out of a sale made by you to a Customer outside the United States, unless the payment thereof is assured by a letter of credit, guaranty or acceptance on terms acceptable to us in our sole discretion; or

         (h) it arises out of a sale made by you to a Customer on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper; or

         (i) we, in our sole discretion, determine that collection of such Account is insecure or that payment of such Account may not be made by reason of the Customer's financial inability to pay; or

         (j) the Customer is the United States of America, any state, any other governmental entity, or any department, agency or instrumentality of any of them, unless you assign to us, in a manner acceptable to us, your right to payment of such Account pursuant to the Assignment of Claims Act of 1940, as amended, or any other applicable statute, rule, regulation or the like; or

         (k) the goods giving rise to such Account have not been shipped and delivered to and accepted by the Customer or the services giving rise to such Account have not been completely performed by you and accepted by the Customer or the Account otherwise does not represent a final sale or performance; or

         (l) the Accounts from such Customer exceed a credit limit determined by us, in our sole discretion, to the extent such Account exceeds such limit; or

         (m) the Customer has disputed liability, or the Customer has made any claim with respect to any other Account due from such Customer to you, or the Account otherwise is or may become subject to any set-off or recoupment by the Customer, or the Account is contingent in any respect or for any reason; or

         (n) you have allowed or made any agreement with any Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto.

1.6 "Eligible Inventory" shall mean such of your Inventory which we, in our sole discretion, deem to be Eligible Inventory based on such considerations as we may from time to time deem appropriate and, without limiting the foregoing, less any a) work-in-process, b) supplies, other than raw material, c) Inventory not present in the United States of America, d) Inventory returned or rejected by your customers other than goods that are undamaged and resalable in the normal course of business, e) Inventory to be returned to your suppliers, f) Inventory in transit to third parties (other than your agents or warehouses), g) Inventory in possession of a warehouseman, bailee or other third party, unless such warehouseman, bailee or third party has executed a notice of security interest agreement (in form and substance satisfactory to us) and we have taken all other action required to perfect our security interest in such Inventory, and h) less any reserves required by us in our reasonable discretion, including for special order goods, discontinued, slow-moving and obsolete Inventory, market value declines, bill and hold (deferred shipment), consignment sales and shrinkage.

1.7 "Equipment" shall mean all present and hereafter acquired equipment (as defined in the applicable Uniform Commercial Code) including, without limitation, all machinery, equipment, rolling stock, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all proceeds of any of the foregoing.

1.8 "Inventory" means all present and hereafter acquired merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all proceeds of whatever sort and all Inventory which is presently in existence and which is owned by you or in which you have any ownership interest, which you may purchase or in which you may acquire any ownership interest at any time and from time to time in the future, whether such inventory is in transit or in your or our constructive, actual or exclusive possession, or is held by others for your account; and all inventory wherever located, including, without limitation, all inventory which may be located on your premises or upon the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents, finishers, converters, processors, or other third persons who may have possession of the Inventory; and all inventory and any portion thereof which may be returned, rejected, reclaimed or repossessed by either of us from your customers, as well as to all supplies, goods, incidentals, packaging materials, and any other items which contribute to the finished goods or products manufactured or processed by you, or to the sale, promotion or shipment thereof.

1.9 "JPMorgan Rate" shall mean the per annum rate of interest publicly announced by JPMorgan Chase Bank in New York, New York, from time to time as its prime rate. (The prime rate is not intended to be the lowest rate of interest charged by JPMorgan Chase Bank to its borrowers.)

1.10 "Net Amount of Eligible Accounts" shall mean and include the gross amount of Eligible Accounts less (a) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto, (b) amounts thereof which are not paid by the subject Customer due to an existing or alleged dispute, offset, recoupment or counter-claim, and
         (c) any reserves which we, in our sole discretion, deem necessary or desirable to maintain with respect thereto, including, without limitation, reserves for any sales, excise or similar taxes included in the amount thereof.

1.11 "Obligations" shall mean and include: (a) any and all of your indebtedness, liabilities and obligations to us of every kind, nature and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or were acquired or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, all amounts owing by you to us by reason of purchases made by you from other entities factored or financed by us, (b) any and all of your obligations to perform acts or refrain from taking any action, and (c) any and all amounts of charges, commissions, interest, costs, expenses and attorneys' fees chargeable in connection with all of the foregoing, all of which indebtedness, liabilities, obligations and amounts, whether or not matured and whether or not disputed, may be charged to your account hereunder, without prior notice to you.

1.12 "Letter of Credit Collateral" shall mean all of the following, whether now owned or hereafter acquired by you, wherever located, whether in transit or not: (a) warehouse receipts, bills of lading, shipping documents, documents of title, chattel paper and instruments, all whether negotiable or not; (b) merchandise, inventory and goods which relate to any of the foregoing or which are purchased from suppliers located outside of the United States or its territories or which relate to letters of credit opened through or with our assistance (whether for purchases from domestic or foreign suppliers), and all additions thereto, substitutions therefor and replacements thereof, in all stages of manufacture, process or production--from raw materials through work-in-process to finished goods, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same, all wherever located and whether in transit or not; and
         (c) cash and non-cash proceeds of any and all of the foregoing, of whatever sort and however arising.

                         II. GRANT OF SECURITY INTEREST

2.1 To secure the prompt payment, performance and observance in full of all Obligations, you hereby pledge, transfer, set over and assign to us, and grant to us a continuing general security interest in, a lien upon and a right of set-off against, all of the Collateral. Records shall, until delivered to or removed by us, be kept by you in trust for us and without cost to us in appropriate containers in safe places on your premises. Each confirmatory assignment schedule or other form of assignment at any time executed by you shall be deemed to include the foregoing pledge, transfer, assignment and grant whether or not same appears therein.

2.2 You will, upon the creation of each Account, or at such intervals as we may from time to time require, provide us with: (a) confirmatory assignment schedules; (b) copies of all documents (whether maintained in written or electronic form) evidencing the sale and delivery of goods or the performance of services which created any Accounts, including, but not limited to, contracts, orders, invoices, bills of lading, warehouse receipts, delivery tickets and shipping receipts; and
         (c) such further schedules and/or information as we may reasonably request. The items to be provided under this paragraph are to be in form satisfactory to us and executed and delivered to us from time to time so that we can confirm and maintain records of the Collateral. Your failure to give any of such items to us or to otherwise comply with the provisions hereof shall not affect, terminate, modify, diminish or otherwise limit our lien upon or security interest in the Collateral, or your representations, warranties or covenants under this Agreement.

2.3 The security interest in the Collateral, unless expressly limited by the provisions hereof, shall extend and attach to:

         (a) The entire Collateral which is presently in existence and which is owned by you or in which you have any interest, and all Collateral which you may purchase or in which you may acquire any interest at any time and from time to time in the future, whether such Collateral is in transit or in your or our constructive, actual or exclusive occupancy or possession or otherwise, or is held by you or others for your account, and whether your interest in such Collateral is as owner or lessee or conditional vendee; and

         (b) The entire Collateral wherever located, including without limitation, all Collateral which may be located on your premises, or upon the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents, finishers, converters, processors, or to other third persons who may have possession of the Collateral.

                       III. ADVANCES AND INTEREST AND FEES

3.1 Subject to the terms and conditions of this Agreement, we may make up to $5,000,000 (the "Maximum Credit Facility") available upon your request therefore, as follows:

         (a) we will make revolving credit advances to you, in our sole discretion, in amounts of up to 85% of the Net Amount of Eligible Accounts.

         (b) we may make revolving credit advances to you, in our sole discretion, in amounts of up to 60% of the value of your Eligible Inventory calculated on the basis of the lower of cost or market, with cost calculated on a first in-first out basis. In no event shall advances against Eligible Inventory exceed the lesser of: (i) $2,000,000, and (ii) the advances made under sub-paragraph (a) of this section 3.1; provided, however, we will not make any advances to you, in our sole discretion, based on Eligible Inventory as collateral until all of the following events have occurred: (1) our receipt of and satisfaction with your unqualified financial statements as of the end of the fiscal year ending December 31, 2005, audited by a firm of independent certified public accountants of recognized standing, selected by you and acceptable to us, (2) our receipt of and satisfaction with your business plan and your forecasted balance sheets, profit and loss statements, and cash flow statements, all for the fiscal year ending December 31, 2006, month by month, and all prepared on a consistent basis with your historical financial statements, together with appropriate supporting details and a statement of underlying assumptions, (3) our conduct of and satisfaction with at least one (1) Examination (as defined in paragraph
         5.3 below), as more fully provided for in paragraph 5.3 below, and (4) no Default (as defined in paragraph 6.1 below) has occurred and is continuing at the time you have satisfied clauses (1) through (3) immediately above.

         (c) subject to your execution and delivery of a letter of credit agreement, in form and substance satisfactory to us, we will, in our sole discretion, assist you in establishing or opening letters of credit for your account or guarantee the payment or performance of such letters of credit up to an aggregate face amount not exceeding $500,000 at any one time outstanding. Credit extended under this sub-paragraph will be deducted from credit available under sub-paragraphs (a) and (b) above.

3.2 Without in any way circumscribing our rights under this Agreement, and by way of illustration only and not by way of limitation, we may, in the exercise of our sole discretion, at any time and from time to time, hold any reserve we deem necessary as security for the payment and performance of your Obligations, and/or change any advance rates or entirely cease making advances (including, without limitation, any overadvances). In no event shall the aggregate amount of all revolving credit advances (including, without limitation, any overadvances) made pursuant to paragraph 3.1(a) and (b) above, plus the aggregate face amount of letters of credit issued or guaranteed pursuant to paragraph 3.1(c) above, from time to time outstanding, exceed the Maximum Credit Facility; however, nothing contained herein shall be construed limit our right, in our absolute and sole discretion, to advance or loan you money in excess of the foregoing lending limitations or any other lending limitations imposed by us or this Agreement.

3.3 All loans and advances (including, without limitation, any overadvances) by us to you under this Agreement shall constitute Obligations secured by our security interest in all of the Collateral granted hereunder, and by all other security interests, liens, and encumbrances heretofore, now or at any time or times hereafter granted by you to us. All loans or advances (including, without limitation, any overadvances) shall be charged to your account on our books, and shall be payable on demand at our offices or at such other place as we may from time to time designate.

3.4 Interest shall be payable by you (and charged to your account as of the end of each month) on the average of the net balances owing by you to us in your account at the close of each day during such month. The rate of interest shall be one percent (1%) per annum in excess of the JPMorgan Rate. Any change in the rate of interest hereunder due to a change in the JPMorgan Rate shall take effect as of the first of the month following such change in the JPMorgan Rate. Interest shall be calculated based on a 360-day year. Interest shall be charged on all advances (including, without limitation, any overadvances), all charges hereunder, and any debit balance in your account. We shall be entitled to charge your account at the rate provided for herein until all Obligations have been paid and satisfied in full. In no event shall the rate charged hereunder exceed the highest rate permissible under applicable law; however, in the event that we receive or have received interest hereunder in excess of the highest rate permissible under applicable law, your sole remedy shall be to seek repayment of such excess, and you hereby waive any and all other rights and remedies which may be available to you under law or in equity.

3.5 A facility fee equal to the product of 0.50% times the amount of the Maximum Credit Facility shall be due and payable by you as of the date hereof and shall be charged to your account as of such date. Such facility fee shall be deemed earned when due and shall not be subject to rebate or proration for any reason.

3.6 In addition to any and all other fees or commissions we are entitled to charge you under this Agreement, on the first business day of each month, you shall pay to us a collateral management fee in the amount of $1,000 to offset the expenses and costs to us in connection with record keeping, periodic examinations, analyzing and evaluating the collateral.

3.7 We shall render to you each month a statement of your account which shall be deemed to be correct and accepted by and binding upon you, and shall constitute an account stated between us except to the extent that we receive a written statement of your specific exceptions within thirty (30) days after such statement has been rendered to you.

                  IV. REPRESENTATIONS, WARRANTIES AND COVENANTS

You hereby make the following representations, warranties and covenants which shall survive the execution and delivery of this Agreement, shall be deemed to be incorporated by reference in each confirmatory assignment schedule or other form of assignment submitted by you to us, and shall be deemed repeated and confirmed with respect to each item of Collateral as it is created or otherwise acquired:

4.1 Your legal name is exactly as set forth on the signature page of this Agreement, you are a duly organized and validly existing corporation, incorporated in the state of North Carolina, and are qualified to do business in all states where required; there are no actions, suits or other legal proceedings of any kind or nature pending against you which involve the possibility of materially and adversely affecting your business, assets, operations, condition or prospects, financial or otherwise, or the Collateral, or your ability to perform this Agreement; the execution, delivery and performance hereof are within your corporate (or other business entity) powers, have been duly authorized, and are not in contravention of any law or the terms of your certificate of incorporation or bylaws (or other documents establishing your legal status), or of any indenture, agreement or undertaking to which you are a party or by which you or your properties are bound; and the most recent financial statements provided to us by you accurately state your financial condition and there has been no material adverse change in your financial condition since the date of such financial statements. You agree that you will promptly notify us of any change in your: name, state of incorporation or registration, location of your chief executive office, place(s) of business, and legal or business structure. Further, you agree that you will promptly notify us of any change in control of the ownership of your business organization, and of significant law suits or proceedings against you.

4.2 With respect to each item of Collateral at the time our security interest attaches thereto: (a) you shall be the sole owner, free and clear of all liens, claims, security interests and encumbrances except in our favor, and fully authorized to sell, transfer, pledge and grant a security interest in, such item of Collateral; (b) each Account shall be genuine, valid and legally enforceable, and represent an undisputed bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery of goods upon your stated terms or services theretofore rendered by you as of the date each Account is created; (c) no Account is or shall be subject to any offset, recoupment, deduction, defense, dispute, claim, counterclaim, discount or allowance except as may be stated in the copy of the invoice delivered by you to us; (d) no agreement under which any deduction, discount, credit or allowance of any kind may be granted or allowed shall have been or shall thereafter be made by you with any Customer except in keeping with your ordinary course of business which business practices have been made known to us, and as indicated in writing to us at or before the time such agreement is made; (e) all statements made and all unpaid balances appearing in the invoices, documents and agreements relating to each Account shall be true and correct in all respects and what they purport to be; (f) none of the Accounts arise from sales to consumers of goods to be used for personal, family or household purposes; (g) all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract; and (h) none of the transactions underlying or giving rise to any item of Collateral shall violate any applicable state or federal laws or regulations, and all documents relating to such item of Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms. You agree, at your own cost and expense, to keep the Collateral in as good and substantial repair and condition as the same is now or at the time the lien and security interest granted herein shall attach thereto, reasonable wear and tear excepted, making any and all repairs and replacements when and where necessary. You agree to safeguard, protect and hold all Collateral for our account and make no disposition thereof except, with respect to Inventory only, in the regular course of your business as herein provided. You represent and warrant that Inventory will be sold and shipped by you to your customers only in the ordinary course of your business and then only on open account and on terms not exceeding the terms currently being extended by you to your customers, provided that all proceeds of all sales (including cash, accounts receivable, checks, notes, instruments for the payment of money and similar proceeds) are forthwith transferred, assigned, endorsed, and turned over and delivered to us. The proceeds of the sale of any Inventory (if collected by you) are to be turned over to us in accordance with the provisions of this Agreement. Cash sales of Inventory, or sales in which a lien upon or security interest in the Inventory is retained by you shall only be made by you with our written approval, and all proceeds of such sales shall not be commingled with your other property, but shall be segregated, held by you in trust for us as our exclusive property, and shall be delivered immediately by you to us in the identical form received by you. Upon the sale, exchange, or other disposition of the Collateral, as herein provided, the security interest provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all proceeds, including any instruments for the payment of money, accounts receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition. As to any such sale, exchange or other disposition, we shall have all of the rights of an unpaid seller, including stopping in transit, replevin, rescission and reclamation.

4.3 You hereby warrant and represent that you are solvent; that this security interest constitutes and shall at all times constitute a first and only lien on the Collateral; and that you are, or will be at the time additional Collateral is acquired by you, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a security interest therein, free and clear of any and all claims or liens in favor of others. You agree to comply with the requirements of all state and federal laws in order to grant to us a valid and perfected first security interest in the Collateral. We are hereby authorized by you to file from time to time any financing statements, continuations or amendments covering the Collateral. You hereby consent to and ratify any and all execution and/or filing of financing statements heretofore and hereafter filed by us pursuant to the foregoing authorization. You further agree to do whatever we may reasonably request, from time to time, by way of: (a) filing notices of liens, financing statements, amendments, renewals and continuations thereof; (b) cooperating with our agents and employees; (c) keeping Collateral records; (d) transferring proceeds of Collateral to our possession; and (e) performing such further acts as we may reasonably require in order to effect the purposes of this Agreement.

4.4 You shall not pledge, sell, assign, transfer, create or suffer to exist any security interest in or other lien or encumbrance on any part of the Collateral, or grant or suffer to exist any security interest in or other lien or encumbrance on any of the Collateral or other assets to anyone other than us without our prior written consent. You hereby agree to defend the same against any and all persons whatsoever. You represent, warrant and agree that the Equipment does not comprise a part of your Inventory and that it is and will only be used by you in your business and will not be held for sale or lease, or removed from your premises, or otherwise disposed of by you without our prior written approval.

4.5 Each Customer, guarantor or endorser is to the best of your knowledge solvent and will continue to be fully able to pay all Accounts on which it is obligated in full when due.

4.6 You shall maintain your books, records and accounts in accordance with generally accepted accounting principles consistently applied. You shall, at any time and from time to time, furnish to us such balance sheets, earnings statements, financial statements and other reasonable information regarding your business affairs and financial condition, including, without limitation, schedules, agings and reports, as we may request, and in any event you shall furnish us: (a) as soon as possible, but not later than ninety (90) days after the close of each of your fiscal years, your unqualified financial statements as of the end of such year, audited by a firm of independent certified public accountants of recognized standing, selected by you and acceptable to us; (b) as soon as possible, but not later than thirty (30) days after the end of each month hereafter, your unaudited interim financial statements as of the end of such period and of the portion of your fiscal year then elapsed, certified by your principal financial officer upon our request as being prepared in accordance with generally accepted accounting principles consistently applied and fairly presenting the financial position and results of your operations for such period; (c) not later than sixty (60) days prior to the end of each of your fiscal years, your forecasted balance sheets, profit and loss statements, and cash flow statements, all for the forthcoming year, month by month, and all prepared on a consistent basis with your historical financial statements, together with appropriate supporting details and a statement of underlying assumptions; (d) on or before the third (3rd) Business Day (as defined in paragraph 5.1 below) of each week occurring hereafter and with such other frequency as we may reasonably request, a completed borrowing base certificate with respect to the Accounts, in such form as we determine, prepared as of the close of business of the previous week; (e) on or before the fifteenth (15th) Business Day of each calendar month occurring hereafter and with such other frequency as we may request a completed borrowing base certificate with respect to the Accounts and Inventory, in such form as we determine, prepared as of the close of business of the previous month; and (f) any other reports or information reasonably required by us. . All such financial statements do or shall fairly present your financial condition as of the dates thereof or the results of your operations for the periods for which the same are furnished. All such other information is or shall be, at the time the same is so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give us a true and accurate depiction of the subject matter thereof. You further agree to: execute and deliver to us, from time to time, solely for our convenience in maintaining a record of the Inventory or other Collateral, such consignments or written statements as we may reasonably require, designating, identifying or describing the Inventory or other Collateral pledged to us hereunder. Your failure, however, to promptly give us such consignments, or other statements shall not affect, diminish, modify or otherwise limit our security interest in the Inventory or other Collateral.

4.7 You hereby irrevocably authorize and direct all accountants and auditors employed by you at any time prior to or during the term of this Agreement to exhibit and deliver to us copies of any of your financial statements, trial balances or other accounting records of any sort in their possession and to disclose to us any information they may have concerning your financial condition and business operations.

4.8 You shall keep all your insurable properties and properties in which you have an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to yours. You shall pay when due all premiums on any insurance policies for your properties or assets, including the Collateral (and including any life insurance policies assigned to us as Collateral), whether required to be maintained by you under this Agreement, any supplement hereto, or otherwise, and shall keep in force, without modification or amendment, the assignment and endorsement to such policies so that any and all rights we may have as assignee and secured party thereunder shall not be adversely affected. All policies covering the Collateral are to be made payable to us, in case of loss, under a standard non-contributory "mortgagee", "lender" or "secured party" clause and are to contain such other provisions as we may require to fully protect our interest in the Collateral and to any payments to be made under such policies. All original policies or true copies thereof are to be delivered to us, premium prepaid, with the loss payable endorsement in our favor, and shall provide for not less than thirty (30) days prior written notice to us of the exercise of any right of cancellation. At your request, or if you fail to maintain such insurance, we shall arrange for such insurance, but at your expense and without any responsibility on our part for: obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. The insurance we purchase may not pay any claims made by you or against you in connection with the Collateral. You are responsible for the costs of this insurance, including interest and any other charges we may impose in connection with the purchase of this insurance. The costs of this insurance may be more than insurance you can buy on your own. You may still obtain insurance of your own choosing, subject to the terms and conditions of this paragraph on the Collateral. If you provide us with proof that you have obtained adequate insurance on the Collateral, we will cancel the insurance that we purchased and refund or credit any unearned premiums to you. In the event that we purchase such insurance, we will notify you of said purchase within thirty (30) days after the date of such purchase. If, within thirty (30) days after the date notice was sent to you, you provide us with proof that you had adequate insurance on the Collateral as of the date we also purchased insurance and that you continue to have the insurance that you purchased yourself, we will cancel the insurance that we purchased without charging you any costs, interest, or other charges in connection with the insurance that we purchased. Unless we shall otherwise agree with you in writing, we shall have the sole right, in our name or yours, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

4.9 You shall also pay when due and discharge all taxes, assessments, contributions and other charges upon or against you or your properties or assets, including the Collateral. If any such premium, tax, assessment, contribution or other charge remains unpaid after the date fixed for the payment of same, or if any lien shall be claimed, we may without notice to you pay such premium, tax, assessment, contribution, charge or claim, and the amount thereof shall be payable on demand, and until paid by you, shall be charged to your account and added to and deemed part of the Obligations.

4.10 You shall be liable for any tax or penalty imposed upon any transaction under this Agreement or giving rise to the Account or which we may be required to withhold or pay for any reason; you agree to indemnify and hold us harmless with respect thereto, and to repay to us on demand the amount thereof, and until paid by you, such amount shall be charged to your account and added to and deemed part of the Obligations. If any Account includes a charge for any tax payable to any governmental taxing authority, we are hereby authorized in our sole discretion to pay the amount thereof to the proper taxing authority for your account and to charge your account therefor. You shall notify us if any Account includes any tax due to any such taxing authority and in the absence of your notice, we shall have the right to retain the full proceeds of such Account.

4.11 You shall comply with all laws, rules, regulations and orders of any legislative, administrative or judicial body or official, applicable to your properties and assets, including the Collateral, or to the operation of your business.

4.12 You shall not assume, guarantee, endorse or otherwise become liable upon the obligations of any person, firm, entity or corporation, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

4.13 You shall not undergo any merger or consolidation into or with another entity, or make any change in your controlling ownership, or enter into or engage in any operation or activity materially different from that presently being conducted by you.

4.14 You shall not make any distribution of any kind on, or purchase, acquire, redeem or retire, any of you capital stock or equity interest, of any class whatsoever, whether now or hereafter outstanding.

4.15 Your Records and chief executive office shall be kept at your address as it appears on the first page of this Agreement. You shall give us thirty (30) days' prior written notice of any change in your name, tradenames or styles, or location(s).

4.16 You shall from time to time make such payments to us as we shall request so that the aggregate balance in your loan account plus outstanding letters of credit or letter of credit guaranties issued by us on your behalf pursuant to sub-paragraph 3.1(c) shall not at any time exceed the lesser of: (a) the Maximum Credit Facility, or (b) the sum of: (i) the applicable percentage of the Net Amount of Eligible Accounts, and (ii) the applicable percentage of the value of your Eligible Inventory at such time.

                 V. CUSTODY, INSPECTION, COLLECTION AND HANDLING
                            OF COLLATERAL AND RECORDS

5.1 Until your authority to do so is curtailed or terminated (which we may do at any time when we in our sole discretion may deem it to be in our best interest to do so), you will, at your own cost and expense but on our behalf and for our account, collect and otherwise enforce as our property and in trust for us, all remittances and all amounts unpaid on Accounts, and shall not commingle such collections with your own funds or use the same for any purpose. You will open a lock box (the "Lock Box") with us pursuant to a lockbox agreement with us in a form acceptable to us in order to receive all payments from your Customers. Payments received into the Lock Box will be immediately deposited into our account. This Lock Box arrangement shall be maintained at your sole cost and expense. As to all such collections, including all prepayments by Customers, you shall receive in trust, and deliver to us in original form, duly endorsed by you for deposit with us, and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of indebtedness. All amounts received by us in payment of Accounts will be credited to your account immediately upon our receipt thereof, conditional upon final payment to us, but to allow for the collection and clearance thereof we shall debit your account monthly with the cost of two (2) Business Days for collection on all such amounts computed at the rate set forth in paragraph 3.4 hereof. Upon curtailment or termination of your authority, or at any other time and without any cause or notice thereof to you, we shall have the right to send notice(s) of our security interest to any Customers or any other persons obligated on, holding or otherwise concerned with any of the Collateral, and thereafter we shall have the sole right to collect the Accounts and/or take possession of the Collateral and the Records. Any and all of our collection expenses, including, but not limited to, the reasonable fees and expenses of our attorneys (both internal and external), the fees of our collection agencies, stationery and postage, telephone and facsimile, secretarial and clerical expenses, and the salaries of any collection persons utilized, shall be charged to your account and added to the Obligations. (For purposes hereof, "Business Day" shall mean a day on which banks are open for the general transaction of business in Charlotte, North Carolina.) You are also to advise us promptly, in sufficient detail, of any substantial change relating to the type, quantity or quality of the Collateral, or any event, which would have a material effect on the value of the Collateral, or on the security interest granted to us herein.

5.2 You shall keep and maintain, at your cost and expense, books and records pertaining to the Collateral in such detail, form and scope as we shall from time to time require. You will mark your Records with appropriate notations satisfactory to us, disclosing that such Collateral has been pledged, assigned, and transferred to us and that you have granted to us a security interest therein.

5.3 At all reasonable times, we shall have: full access to, and the right to check, inspect, examine and make abstracts and copies from, your Records and all other books, records, audits, correspondence and papers relating to the Collateral; the right to confirm and verify all Accounts; and the right to do whatever we may deem necessary to preserve or protect our interests in the Obligations and the Collateral, and in furtherance thereof, we may, without cost or expense to us, use such of your personnel, supplies and space as may be reasonably necessary. We or our agents may enter upon any of your premises at any time and from time to time during business hours for the purpose of inspecting the Collateral and any and all Records pertaining thereto. At any time we may take possession of and remove or require you to deliver any or all such Records. In order to cover any costs and expenses we may incur in connection with performing any of the aforementioned checks, verifications, inspections or examinations (collectively, "Examinations"), we shall be entitled to charge your account with a fee of $850.00 per person for each day or part thereof in which such Examinations are conducted, plus any additional out-of-pocket costs and expenses we incur as a result of conducting such Examinations. Such Examination Fee shall be due and payable on the first day of each month and shall be charged by us to your account as of such first day of each month. Such Examination Fee shall be deemed to be earned in full on the date when due and shall not be subject to rebate or proration for any reason.

5.4 You shall, immediately upon obtaining knowledge thereof, notify us of any reclamation, return or repossession of goods; any claim or dispute asserted by any Customer or other obligor; any loss or destruction of, or substantial damage to, any of the Collateral; and any other matter affecting the value, enforceability or collectibility of any of the Collateral. Except in the normal course of business and consistent with your historical practices, you shall not, without our consent, settle, compromise or adjust any Account (or extend the time for payment thereof) or grant any additional discounts, allowances or credits thereon.

5.5 You hereby constitute us and any of our agents or designees, as your attorneys-in-fact, at your own cost and expense, to exercise at any time all or any of the following powers, which being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: to receive, take, endorse, assign, deliver, accept and deposit, in our name or yours, any and all checks, notes, remittances, wire transfers or other electronic forms of payment, drafts and other documents and instruments and documents relating to the Collateral; to receive, open and dispose of all mail addressed to you and to notify postal authorities to change the address for delivery of mail to such address as we may designate; to give Customers notice of our interest in the Accounts and to request from Customers at any time, in your name or ours or that of our designee, information concerning the Accounts; to notify Customers to make payment directly to us; to execute in your name and on your behalf any financing statements (including, without limitation, any continuations thereof or amendments thereto); and to take or bring, in your name or ours, all steps, actions or proceedings deemed by us necessary or desirable to effect collection of the Collateral or to preserve, protect or enforce our interest therein. We and any of our agents or designees shall not be liable for any acts of omission or commission, nor for any errors of judgment or mistakes of fact or law.

5.6 Nothing herein contained shall be construed to constitute you as our agent for any purpose whatsoever. We shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any Collateral wherever the same may be located and regardless of the cause thereof. We shall not, under any circumstances or in any event whatsoever, have any liability for an error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts or any instrument received in payment thereof or for any damage resulting therefrom. We may, without notice to or consent from you, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurance applicable thereto and release the obligor thereon, free of any claims or defenses based upon suretyship law or the like. We are authorized and empowered to accept the return of goods represented by any of the Accounts, without notice to or consent by you, all without discharge or in any way affecting your liability hereunder. We do not, by anything herein or in any assignment or otherwise, assume any of your obligations under any contract or agreement, and we shall not be responsible in any way for the performance by you of any of the terms and conditions thereof.

5.7 We have the right at any time and from time to time to employ and have present on any of your premises one or more custodians selected by us, each of whom shall have the right to exercise any and all of our rights hereunder. You hereby agree to cooperate with any such custodian and to do whatever we may reasonably request by way of preserving and protecting the Collateral. All expenses incurred by us by reason of the employment of the custodian shall be payable on demand, and until paid by you, shall be charged to your account and added to and deemed part of the Obligations.

5.8 We shall be entitled to charge your account with, and add to and deem part of the Obligations, all costs and expenses incurred by us in connection with the preparation, execution, administration and enforcement of this Agreement (and all related instruments and documents), and all costs and expenses incurred by us in connection with the protection, maintenance, disposition, preservation and enforcement of the Obligations, the Collateral or the pledges, liens and security interests granted to us hereunder. The foregoing costs and expenses shall include, without limitation, all reasonable fees and expenses of our attorneys (both internal and external), all search fees, the cost of all public record filings, and wire transfer charges.

                       VI. EVENTS OF DEFAULT; ACCELERATION

6.1 All Obligations shall, at our option and notwithstanding any time or credit allowed by any instrument evidencing or representing same, be immediately due and payable without notice or demand upon the occurrence of any one or more of the following events of default ("Default"): (a) default in the payment or performance, when due or payable, of any of the Obligations including, without limitation, your failure to pay to us any Obligation due on demand when such demand is made; (b) default by any guarantor, endorser or other person liable on the Obligations under any guarantee, endorsement, suretyship agreement or other agreement of such person with, or in favor of us; (c) your making any misrepresentation, orally or in writing, to us whether for the purpose of obtaining credit or an extension of credit, or otherwise; (d) your breach of any representation, warranty or covenant contained in this Agreement or in any other agreement between us; (e) any representation, warranty, or statement of fact made to us at any time by you or on your behalf is false or misleading in any material respect; (f) the discontinuance or suspension of the operation of your present business; (g) your becoming insolvent, or your becoming unable to meet your debts as they mature; (h) your calling any meeting of creditors, or having a creditors' committee appointed; (i) the commencement by or against you of any action, case or proceeding for relief under any provision of the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or other similar law; (j) the rendition, issuance or filing of any injunction, attachment, judgment or lien against you or any of your property, or the appointment of a receiver, custodian or trustee of any kind for you or any of your property; or (k) any change in your condition or affairs (financial or otherwise) or that of any endorser, guarantor or other person liable on the Obligations, that in our sole discretion impairs our Collateral or increases our risk.

                     VII. RIGHTS AND REMEDIES AFTER DEFAULT

7.1 Upon the occurrence of any Default, and at any time thereafter if such or any other Default shall then be continuing, we shall have the right (in addition to any other rights we may have under this Agreement or otherwise) without further notice to you: (a) to appropriate, set-off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as we shall in our sole discretion determine; (b) to enforce payment of the Obligations or any Collateral;
         (c) to settle, compromise or release, in whole or in part, any amounts owing on the Collateral; (d) to prosecute any action, suit or proceeding with respect to the Collateral; (e) to extend the time of payment of any and all Collateral, to make allowances and adjustments with respect thereto and to issue credits in your or our name; and (f) to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, for cash, upon credit or otherwise, at our sole option and discretion, and we may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived. You agree that the giving of five (5) days notice by us to your address shown on the first page hereof (or such other address of which we have received notice as provided herein), designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and you waive any other notice with respect thereto. The proceeds of any such sale, lease or other disposition of the Inventory shall be applied first, to the expenses of taking, holding, storing, processing, preparing for sale, selling, and the like. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by us to the payment of the Obligations in such order as we may elect, and you shall remain liable to us for any deficiency. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

7.2 We shall have the right in our sole discretion to determine which rights or remedies, and in which order any of the same, are to be exercised, and we may at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them. We may, at all times, proceed directly against you to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect our or your rights in the Collateral.

7.3 The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to, and not by way of limitation of, any other rights or remedies we may have under applicable law including the Uniform Commercial Code. The exercise of any right or remedy shall not preclude the exercise of any other right or remedy, all of which shall be cumulative and not alternative.

                                  VIII. WAIVERS

8.1 You hereby waive notice of dishonor, demand, presentment, protest and notice of protest with respect to any and all instruments included in or evidencing any of the Obligations or the Collateral, notice of acceptance hereof, notice of loans or advances made, credit extended, Obligations incurred, Collateral received, delivered, or released, or any other action taken in reliance hereon, and any and all other demands and notices of any description, except such as are expressly provided for herein.

8.2 No act, delay or omission on our part in exercising any right or remedy shall operate as a waiver of such or any other right or remedy. No single or partial waiver by us of any provision of this Agreement, or breach or default hereunder, or of any right or remedy shall operate as a waiver of such or any other provision, breach, default, right or remedy on a future occasion.

                   IX. TERMINATION; APPLICABLE LAW AND WAIVER
                          OF JURY TRIAL; MISCELLANEOUS

9.1 Upon acceptance by us, this Agreement shall become effective as of the date appearing on the first page hereof, and shall continue in full force and effect until three (3) years from the date of such acceptance (the "Initial Term"), and from year to year thereafter, unless sooner terminated as herein provided. "Anniversary Date" means the date one year from the date of acceptance of this Agreement and the same date in each year thereafter. You may terminate this Agreement as of the end of the Initial Term or as of any Anniversary Date occurring after the Initial Term by giving us at least sixty (60) days' prior written notice. You may terminate this Agreement during the Initial Term by giving us at least sixty (60) days' prior written notice and paying to us a certain fee, as applicable and as more fully described immediately below. In the event that this Agreement is terminated by you prior to the second Anniversary Date, we shall be entitled to a termination fee for the loss of the bargain, and not as a penalty, equal to: (a) two percent (2%) times the amount of the Maximum Credit Facility should you terminate this Agreement on or prior to the first Anniversary Date; and
         (b) one percent (1%) times the amount of the Maximum Credit Facility should should you terminate this Agreement after the first Anniversary Date but on or prior to the second Anniversary Date. We may terminate this Agreement at any time by giving you written notice stating a termination date not less than sixty (60) days from the date such notice is given, or immediately at any time without prior notice upon the occurrence or during the continuance of a Default. Unless sooner demanded, all of your Obligations shall become due and payable as of any termination, and pending a final accounting, we may withhold any balances in your account (unless supplied with an indemnity satisfactory to us) to cover all of your Obligations.

9.2 Notwithstanding any termination of this Agreement, all of our rights, liens and security interests hereunder shall continue in full force and effect until all Obligations have been paid and satisfied in full.

9.3 This Agreement, together with any written and duly executed supplement(s), contains the entire understanding between us with respect to the subject matter hereof. Neither this Agreement nor any portion or provision hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing between us, or in any manner other than by an agreement in writing, expressly referring hereto and signed by the party to be charged. The section titles contained in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement. You, if two or more in number, shall be jointly and severally bound hereunder.

9.4 Except as otherwise provided herein, all notices, requests and demands hereunder shall be: (a) addressed to the party to be served at the address shown on the first page hereof, or to such other address as either party may designate by written notice to the other in accordance with this provision; and (b) deemed to have been given or made: if by hand, immediately upon delivery; if by telex or facsimile, immediately upon sending; if by overnight delivery service, one day after dispatch; and if by ordinary mail or registered/certified mail-return receipt requested (with proper postage prepaid), three (3) days after mailing.

9.5 This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, except that you may not assign or transfer any of your rights or obligations under this Agreement without our prior written consent.

9.6 The parties hereto acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or supplements thereto.

9.7 This Agreement shall be deemed to have been made in Charlotte, North Carolina and shall be interpreted, and the rights and liabilities of the parties hereto shall be determined, in accordance with the laws of the State of North Carolina. As part of the consideration for new value this day given, you hereby consent to the jurisdiction of any state or federal court located within the State of North Carolina.

9.8 If any provision of this Agreement, including, without limitation, any provision relating to charges constituting interest payable by you under this Agreement, is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

(1) TO THE EXTENT PERMITTED BY APPLICABLE LAW, WE HEREBY MUTUALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS OR TRANSACTIONS BETWEEN US.

If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the original and one copy of this Agreement. After being accepted below by one of our officers in North Carolina, we shall forward a copy to you with signatures completed for your files.

                                Very truly yours,

                                THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                 By:/s/John Tinnell
                                 ----------------------------

                                 Name:  John Tinnell
                                 ----------------------------
                                 Title: Vice President
                                 ----------------------------

Read and Agreed to:

BURKE MILLS, INC.



By: /s/Thomas I. Nail
---------------------
Name: Thomas I Nail
Title: President



                                 Accepted at Charlotte, North Carolina

                                 THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                 By:/s/T.D. Oelschlaeger
                                 --------------------------
                                 Name:  T.D. Oelschlaeger
                                 Title:  Senior Vice President

Exhibit 10.2
                                                             T: 704 339-2200

                             CIT Commercial Services
                             301 South Tryon Street
                               Charlotte, NC 28202



                                            December 1, 2005

Burke Mills, Inc.
191 Sterling Street N.W.
Valdese, North Carolina  28690

                         Re: LETTER OF CREDIT AGREEMENT

Ladies and Gentlemen:

    From time to time, in order to assist you in establishing or opening Letters of Credit with a bank or trust company (herein the "Bank") to cover the purchase of goods and inventory, you may request us to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters and any drafts or acceptances thereunder, thereby lending our credit to you. These arrangements shall be handled by us in accordance with that certain Accounts Receivable and Inventory Financing Agreement, dated as even date herewith, between you and us (as the same may be amended, modified, supplemented or restated from time to time, the "Agreement") and subject to the terms and conditions set forth below.

A. Our assistance in this matter shall at all times and in all respects be in our sole discretion. The amount and extent of the Letters of Credit and the terms and conditions thereof and of any drafts or acceptances thereunder, shall in all respects be determined solely by us and shall be subject to change, modification and revision by us, at any time and from time to time.

B. Any indebtedness, liability or obligation of any sort whatsoever, however arising, whether present or future, fixed or contingent, secured or unsecured, due or to become due, paid or incurred, arising or incurred in connection with any Letters of Credit, guarantees, drafts or acceptances thereunder or otherwise (herein the "Obligations") shall be incurred solely as an accommodation to you and for your account. Obligations shall include, without being limited to, all amounts due or which may become due under said Letters of Credit, guarantees or any drafts or acceptances thereunder, all amounts charged or chargeable to you or to us by the Bank, other financial institution or correspondent bank which opens, issues or is involved with such Letter of Credit, any other bank charges; fees and commissions; duties and taxes; costs of insurance; all such other charges and expenses which may pertain either directly or indirectly to such Letters of Credit, drafts, acceptances, guarantees or to the goods or documents relating thereto, and our charges as herein provided. We shall have the right, at any time and without notice to you, to charge your account on our books with the amount of any and all such Obligations. Any debit balance which may exist at any time or from time to time in your account shall be repayable to us on demand and shall incur interest at the rate provided in the Agreement. All Obligations are to be repaid to us solely in United States currency.

C. As security for the prompt payment in full of all of your present and future indebtedness or obligations whether under the Agreement, any other agreement between us or otherwise, as well as to secure the payment in full of all Obligations referred to herein, you hereby pledge and grant to us a continuing general lien upon and security interest in the following "Collateral", whether now owned or hereafter acquired by you, wherever located, whether in transit or not: all presently owned and hereafter acquired: (a) warehouse receipts, bills of lading, shipping documents, documents of title, chattel paper and instruments, all whether negotiable or not; (b) merchandise, inventory and goods which relate to any of the foregoing or which are purchased from suppliers located outside of the United States or its territories or which relate to letters of credit opened through or with our assistance (whether for purchases from domestic or foreign suppliers), and all additions thereto, substitutions therefor and replacements thereof, in all stages of manufacture, process or production-- from raw materials through work-in-process to finished goods, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same, all wherever located and whether in transit or not; and (c) cash and non-cash proceeds of any and all of the foregoing, of whatever sort and however arising.

D. You warrant and represent that we have and shall have at all times a valid and effective first and paramount lien on and security interest in all said Collateral and that your title to said Collateral is unencumbered by any other liens. You also warrant and represent that all sales of any goods or inventory covered hereby shall be made by you in the ordinary course of business and the accounts arising from such sales and proceeds thereof shall be transferred and assigned to us pursuant to the Agreement; and you confirm that our lien and security interest extends and attaches to those accounts and proceeds. Further, you warrant and represent that all Letters of Credit are being opened to cover actual purchases of goods and inventory solely for your account, and said goods will not be sold or transferred, other than as herein provided, without our specific prior written consent. You agree to comply with the requirements of any and all laws in order to grant to us and maintain in our favor, a valid first lien upon and security interest in the Collateral and to do whatever we may request from time to time in order to effect the purposes of this Agreement, including, but without limitation, filing financing statements, keeping records and making reports on the Collateral to us, advising us of the location of all Collateral, marking, labeling and segregating such Collateral and obtaining any necessary agreements or waivers with regard to the Collateral.

E. You unconditionally indemnify us and hold us harmless from any and all loss, claim or liability arising from any transactions or occurrences relating to Letters of Credit established or opened for your account, the Collateral relating thereto and any drafts or acceptances thereunder, and all Obligations hereunder, including any such loss or claim due to any action taken by any Bank. You further agree to hold us harmless for any errors or omission, whether caused by us, by the Bank or otherwise. Your unconditional obligation to us hereunder shall not be modified or diminished for any reason or in any manner whatsoever. You agree that any charges made to us for your account by the Bank shall be conclusive on us and may be charged to your account.

F. We shall not be responsible for: The existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with the Collateral or the shipping thereof; or any breach of contract between the shipper or vendors and yourselves. Furthermore, without being limited by the foregoing, we shall not be responsible for any act or omission with respect to or in connection with any Collateral.

G. You agree that any action taken by us, if taken in good faith, or any action taken by any Bank, under or in connection with the Letters of Credit, the guarantees, the drafts or acceptances, or the Collateral, shall be binding on you and shall not put us in any resulting liability to you. In furtherance thereof, we shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all steamship or airway guarantees (and applications therefor), indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances; all in our sole name, and the Bank shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from us, all without any notice to or any consent from you.

H. Without our express consent and endorsement in writing, you agree not to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all applications for steamship or airway guarantees, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances.

I. You agree that any necessary import, export or other licenses or certificates for the import or handling of the Collateral will have been promptly procured; all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the Collateral, or the financing thereof will have been promptly and fully complied with; and any certificates in that regard that we may at any time request will be promptly furnished. In this connection, you warrant and represent that all shipments made under any such Letters of Credit are in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. You assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. Any embargo, restrictions, laws, customs or regulations of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely your risk, liability and responsibility.

J. Any rights, remedies, duties or obligations granted or undertaken by you to any Bank in any application for Letters of Credit, or any standing agreement relating to Letters of Credit or otherwise, shall be deemed to have been granted to us and apply in all respects to us and shall be in addition to any rights, remedies, duties or obligations contained herein.

K. You hereby agree that prior to your repayment of all indebtedness and Obligations to us, we may be deemed to be the absolute owner of, with unqualified rights to possession and disposition of, all Collateral, all of which may be held by us as security as herein provided. Should possession of any such Collateral be transferred to you, it shall continue to serve, as security as herein provided, and any goods or inventory covered hereby may be sold, transferred or disposed of only as herein above provided.

L. You agree to maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to us, but at your expense. All policies covering the Collateral are to be made payable to us in case of loss, under a standard non-contributory "mortgagee", "lender's" or "secured party" clause and are to contain such other provisions as we may require to fully protect our interests in the Collateral and to any payments to be made under such policies, and all proceeds of such policies are hereby assigned to us. All policies are to be delivered to us, premium prepaid; and shall provide for not less than ten days prior written notice to us of the exercise of any right of cancellation. We shall have the sole right, in our own name or your name, to file claims under any such insurance policies and to deal with and handle such claims and any payments thereunder in all respects.

M. On breach by you of any of the terms or provisions of this agreement, the Agreement or any other agreement or arrangement now or hereafter entered into between us, or on the nonpayment when due of any Obligations or other indebtedness owing to us by you, whether or not the Agreement shall continue, or upon your general failure to pay your debts when due, or upon your making a general assignment for the benefit of creditors or upon there being filed by or against you a petition in bankruptcy or for the appointment of a receiver or there is commenced under any bankruptcy or insolvency law proceedings for your relief or for the composition, extension, arrangement or adjustment of any of your obligations, or your business is discontinued as a going concern, we shall have the right, with or without notice to you, to foreclose the lien and security interest created herein by any available judicial procedure, or to take possession of the Collateral without judicial process, and to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral. We shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether the goods have arrived or are to arrive, in its then condition or after further preparation or processing, in your name or in ours, or in the name of such party as we may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as we in our sole discretion may deem advisable, and we shall have the right to purchase at any such sale. You agree, at our request, to assemble the Collateral and to make it available to us at places which we shall select, whether at your premises or elsewhere, and to make available to us all of your premises and facilities for the purpose of our taking possession of, removing or putting the Collateral in saleable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and then to the satisfaction of your Obligations or other indebtedness to us, application as to particular Obligations or as to principal or interest to be in our absolute and sole discretion. You shall be liable to us for, and shall pay to us on demand, any deficiency which may remain after such sale, lease, or other disposition, and we in turn agree to remit to you any surplus resulting therefrom. We shall have all rights of a secured party under the Uniform Commercial Code. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights all of which shall be cumulative.

N. Any charges, fees, commissions, costs and expenses charged to us for your account by any Bank in connection with or arising out of Letters of Credit issued pursuant hereto or out of transactions relating thereto will be charged to your account in full as received by us and when made by any such Bank shall be conclusive on us. In addition to the amounts charged to your account pursuant to the preceding sentence, for our services hereunder we shall be entitled to our service fees which shall be computed and charged to your account as set forth on the attached Schedule A - Letter of Credit Fee Schedule.

This agreement, which is subject to modification only in writing, is supplementary to and is to be considered as a part of, the Agreement. If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copy of this letter.




                                      Very truly yours,

                                      THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                      By:/s/John Tinnell
                                      ----------------------------

                                      Name:  John Tinnell
                                      ----------------------------

                                      Title: Vice President
                                      -----------------------------

Read and Agreed to:

BURKE MILLS, INC.


By: /s/ Thomas I. Nail
----------------------
Name: Thomas I. Nail
Title: President

                                   SCHEDULE A

                      IMPORT LETTER OF CREDIT FEE SCHEDULE

Transaction                              Fee
----------------                         --------
Issuance                                 greater of $70 and 1/4% of face amount
--------

Plus:  Processing Fee                    $70.00

       Cable Fee                         $35.00
Amendments
----------
       L/C Amount Increase               1/4% of the increased amount

       Plus:                             Processing Fee

             First five amendments       $95.00

             After fifth                 $125.00

             L/Cs overdrawn              $95.00

Guarantees                               $50.00
----------

       Plus: Processing Fee              $50.00

Discrepancies                            $50.00
-------------

Cancellations                            $50.00
-------------

Unutilized L/C Fee                       $100.00
------------------

Monthly Commissions                      greater of  $100.00 or 3% per annum
-------------------                      charged monthly

Payments
--------
              Sight                      $20.00 plus the greater of $55.00 and
                                         1/8% of draft amount

              Time $30.00 plus the greater of $85.00 and 1 1/2% per annum on draft amount for term
              Payments made

              in excess of five          $95.00 in addition to above fee

Standby Letters of Credit                3% per annum
-------------------------